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              PROVIDENT MUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                PROVIDENT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT

                         FOR PLACA OPTIONS VL CONTRACTS

                       SUPPLEMENT DATED NOVEMBER 13, 2001
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2001


This supplement describes new optional long-term care riders available on your Policy, and certain changes to the Accelerated Death Benefit Rider for Policies that elect any of the long-term care riders.

NEW LONG-TERM CARE RIDERS

We offer the following three new optional supplemental benefit riders:

      -     Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider")

      -     Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider")

      -     Long-Term Care Extended Insurance Benefit Rider ("LTC Extended
            Rider")

If you elect to add the LTC Acceleration Rider to your Policy, you must also add the LTC Waiver Rider, while you may also add the LTC Extended Rider. You cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.

The riders have conditions that may affect other rights and benefits that you have under the Policy. For example, we restrict your ability to allocate premiums and policy account value to the Separate Account while benefits are being paid. In addition, each rider imposes a separate monthly charge that will be deducted from your policy account value as part of the monthly deduction.

Availability and benefits for each of these riders may vary by state. Our rules and procedures govern eligibility for the riders, or any changes to these benefits.

These riders may not cover all of the long-term care expenses incurred by the insured during the period of coverage. Each rider contains specific details that you should review before adding the rider to your Policy.

LONG-TERM CARE ACCELERATION BENEFIT RIDER

Operation of the Long-Term Care Acceleration Benefit Rider. The LTC Acceleration Rider provides for periodic payments to you of a portion of the death benefit if the insured becomes "chronically ill" so that the insured:
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      (1)   is unable to perform (without substantial assistance from another individual) at least 2 activities of daily living for a period of at least 90 days due to a loss of functional capacity, or

      (2) requires substantial supervision by another person to protect the insured from threats to health and safety due to his or her own severe cognitive impairment.

Benefits under this rider will not begin until we receive proof that the insured is chronically ill and 90 calendar days have elapsed since receiving "qualified long-term care service" as defined in the rider, while the Policy was in force (the "elimination period"). You must continue to submit periodic evidence of the insured's continued eligibility for rider benefits.

We determine a maximum amount of death benefit that we will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit," is the acceleration death benefit, as defined in the rider, divided by the minimum months of acceleration benefits stated in the policy schedule. The actual amount of any benefit is based on the expense incurred by the insured, up to the Maximum Monthly Benefit, for qualified long-term care services in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. Expenses incurred during the elimination period, however, are excluded from any determination of a benefit.

Each benefit payment reduces the remaining death benefit under your Policy, and causes a proportionate reduction in your face amount, policy account value, and surrender charge. If you have a policy loan, we will use a portion of each benefit to repay indebtedness. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of policy account value, and for other events described in the rider.

Restrictions on Other Rights and Benefits. Before we begin paying any benefits, we will transfer all policy account value from the Separate Account to the Guaranteed Account. In addition, you will not be permitted to transfer policy account value or allocate any additional premiums to the Separate Account while rider benefits are being paid. Your participation in any of the automatic investment plans (such as dollar cost averaging) will also be suspended during this period. If the death benefit on your Policy is Option B, we will change it to Option A.

If the insured no longer qualifies for rider benefits, is not chronically ill, and your Policy remains in force, you will be permitted to allocate new premiums or transfer existing policy account value to the Separate Account, and to change your death benefit option. We will waive restrictions on transfers from the Guaranteed Account to the Separate Account in connection with such transfers.

Charges for the Rider. The LTC Acceleration Rider imposes a monthly charge under the Policy. This charge is at a rate that varies based on the age and sex of the insured. We may increase the rates for this charge on a class basis.


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Termination of the Rider. The rider will terminate when the acceleration death benefit is zero, the Policy terminates, or you request to terminate the rider.


LONG-TERM CARE WAIVER BENEFIT RIDER

Operation of the Long-Term Care Waiver Benefit Rider. After the elimination period noted above, the LTC Waiver Rider provides for the payment of monthly premiums (equal on an annual basis to the minimum annual premium specified on the policy schedule) up to the date specified in the policy schedule, and the waiver of monthly deductions after that date. This rider also provides a residual death benefit. The LTC Waiver Rider is nonseverable from the LTC Acceleration Rider.

Charges for the Rider. The LTC Waiver Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the age and sex of the insured, and increases annually as the insured ages.

Termination of the Rider. The LTC Waiver Rider will terminate when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or on the policy anniversary when the insured's attained age is 100.


LONG-TERM CARE EXTENDED INSURANCE BENEFIT RIDER

Operation of the Long-Term Care Extended Insurance Benefit Rider. Following the full payment of the acceleration death benefit provided under the LTC Acceleration Rider, the LTC Extended Rider provides for periodic reimbursements of expenses incurred for qualified long-term care services, as defined in the rider. There is no new elimination period under this rider if benefits are continuous. You must continue to submit periodic evidence of the insured's eligibility for rider benefits.

We determine a maximum amount of benefit that we will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit" is the rider coverage amount divided by the minimum months of acceleration benefits shown on your policy schedule. The actual amount of any benefit is based on the expense incurred by the insured, up to the Maximum Monthly Benefit, for qualified long-term care services in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. The LTC Extended Rider also offers an optional nonforfeiture benefit and an optional inflation benefit.

Charges for the Rider. The LTC Extended Rider imposes a monthly charge on the coverage amount of the rider. This charge is level for the duration of the rider and based on the age of the insured when the rider is issued. If you increase the rider coverage amount, a new charge based on the age of the insured at that time will apply to the increase. We may increase the rates for


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this charge on a class basis. Once we begin to pay benefits under the LTC
Acceleration Rider, we waive this charge until the insured no longer qualifies for benefits under the LTC Acceleration Rider or the LTC Extended Rider and is not chronically ill.

Termination of the Rider. The LTC Extended Rider will terminate when benefits under the rider have been fully paid, when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or you request to terminate the rider.


TAX CONSEQUENCES ASSOCIATED WITH THE LONG-TERM CARE RIDERS

We believe that benefits payable under the LTC Acceleration Rider and the LTC Extended Rider should be excludable from gross income under the Internal Revenue Code (the "Code"). The exclusion of these benefit payments from taxable income, however, is contingent on each rider meeting specific requirements under the Code. While guidance is limited, we believe that the LTC Acceleration and the LTC Extended Riders should each satisfy these requirements.

In certain states, however, we may also offer long term care riders that do not satisfy the requirements of the Code to be treated as qualified long-term care ("nonqualifying long-term care riders"). Because the federal tax consequences associated with benefits paid under nonqualifying long-term care riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care riders to your Policy. We will advise you whether we intend for your rider to be nonqualifying.

You will be deemed to have received a distribution for tax purposes each time a deduction is made from your policy account value to pay charges for the LTC Acceleration Rider, the LTC Extended Rider, or any nonqualifying long-term care rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. See "Federal Tax Considerations" in the Prospectus for a discussion of the taxation of distributions. In addition, the implications to your Policy's continued qualification as a life insurance contract for federal tax purposes due to any reductions in death benefits under your Policy resulting from a benefit payment under the LTC Acceleration Rider or a nonqualifying long-term care rider are unclear and a tax advisor should be consulted.

You should consult a tax adviser before adding the LTC Acceleration Rider, the LTC Extended Rider, or nonqualifying long-term care riders to your Policy.


CHANGES TO THE ACCELERATED DEATH BENEFIT RIDER

For Policies that elect any of the long-term care riders, the Accelerated Death Benefit Rider, if elected, will allow the owner to receive an accelerated payment of part of the death benefit only when the insured develops a non-correctable medical condition that is expected to result in the insured's death within 12 months (24 months in some states).


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Permanent confinement of the insured to a nursing care facility does not entitle the owner to an accelerated death benefit under this rider.

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This supplement should be retained with the Prospectus for future reference. If you have any questions, please contact (800) 688-5177 or your registered representative.


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